Exhibit 99.2

PennNationalGaming’sAcquisition of Score Media and Gaming Creating North America’s Leading Digital Sports Content, Gaming and Technology Company

All statements included in this presentation of Penn National Gaming, Inc. (“Penn National” or the “Company”), other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements regarding Penn National’s acquisition of Score Media and Gaming Inc. (“theScore”), the Company’s digital strategy, the potential benefits of the acquisition of theScore, including the benefits for the Company’s digital betting and content platform, the expected financial returns from the acquisition of theScore, including reductions in customer acquisition and third party costs, the Company’s ability to broaden its customer base across North America and gain market share in the interactive gaming market, expected impacts on Adjusted EBITDA and Adjusted EBITDA accretion, the profitability of Penn Interactive, the expected rollout of theScore's betting tech solution and the projected closing date of the acquisition of theScore, are subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, Penn National cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include, but are not limited to: (a) the magnitude and duration of the impact of the COVID-19 pandemic on general economic conditions, capital markets, unemployment, consumer spending and the Company's liquidity, financial condition, supply chain, operations and personnel; (b) the Company may not be able to achieve the expected financial returns from the acquisition of theScore due to fees, costs and taxes in connection with the integration of theScore and expansion of its betting and content platform; (c) the closing of the acquisition of theScore may be delayed or may not occur at all, for reasons beyond the Company’s control; (d) the requirement to satisfy the closing conditions in the agreement with theScore, including receipt of regulatory approvals and the approval of shareholders of theScore; (e) there is significant competition in the interactive gaming market; (f) potential adverse reactions or changes to business or regulatory relationships resulting from the announcement or completion of the acquisition; (g) the ability of the Company or theScore to retain and hire key personnel; (h) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company and theScore to terminate the agreement between the companies; (i) the outcome of any legal proceedings that may be instituted against the Company, theScore or their respective directors, officers or employees; (j) the impact of new or changes in current laws, regulations, rules or other industry standards; and (k) other risks, including those as may be detailed from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”). For more information on the potential factors that could affect the Company’s financial results and business, review the Company’s filings with the SEC, including, but not limited to, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. The Company does not intend to update publicly any forward-looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation may not occur. 1

This presentation uses Adjusted EBITDA, which is a non-GAAP financial measure. This non-GAAP financial measure should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP. We define Adjusted EBITDA as earnings before interest expense, net; income taxes; depreciation and amortization; stock-based compensation; debt extinguishment and financing charges; impairment losses; insurance recoveries, net of deductible charges; changes in the estimated fair value of our contingent purchase price obligations; gain or loss on disposal of assets; the difference between budget and actual expense for cash-settled stock-based awards; pre-opening and acquisition costs; and other income or expenses. Adjusted EBITDA is inclusive of income or loss from unconsolidated affiliates, with our share of non-operating items (such as interest expense, net; income taxes; depreciation and amortization; and stock-based compensation expense) added back for Barstool Sports, Inc. and our Kansas Entertainment, LLC joint venture. Adjusted EBITDA is inclusive of rent expense associated with our triple net operating leases (the operating lease components contained within our triple net master lease dated November 1, 2013 with Gaming and Leisure Properties, Inc. (“GLPI”) and the triple net master lease assumed in connection with our acquisition of Pinnacle Entertainment, Inc. (primarily land), our individual triple net leases with GLPI for the real estate assets used in the operations of Tropicana Las Vegas and Meadows Racetrack and Casino, and our individual triple net leases with VICI Properties Inc. for the real estate assets used in the operations of Margaritaville Casino Resort and Greektown Casino-Hotel). Although Adjusted EBITDA includes rent expense associated with our triple net operating leases, we believe Adjusted EBITDA is useful as a supplemental measure in evaluating the performance of our consolidated results of operations. Adjusted EBITDA has economic substance because it is used by management as a performance measure to analyze the performance of our business, and is especially relevant in evaluating large, long-lived casino-hotel projects because it provides a perspective on the current effects of operating decisions separated from the substantial non-operational depreciation charges and financing costs of such projects. We present Adjusted EBITDA because it is used by some investors and creditors as an indicator of the strength and performance of ongoing business operations, including our ability to service debt, and to fund capital expenditures, acquisitions and operations. These calculations are commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare operating performance and value companies within our industry. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including us, have historically excluded from their Adjusted EBITDA calculations of certain corporate expenses that do not relate to the management of specific casino properties. However, Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with GAAP. Adjusted EBITDA information is presented as a supplemental disclosure, as management believes that it is a commonly used measure of performance in the gaming industry and that it is considered by many to be a key indicator of the Company’s operating results. Adjusted EBITDA is not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure of comparing performance among different companies. The Company does not provide reconciliations of Adjusted EBITDA to net income (loss) on a forward-looking basis because the Company is unable to forecast the amount or significance of certain items required to develop meaningful comparable GAAP financial measures without unreasonable efforts. These items include gains or losses on sale or consolidation transactions, accelerated depreciation, impairment charges, gains or losses on retirement of debt, income taxes, which are difficult to predict and estimate and are primarily dependent on future events, but which are excluded from the Company’s calculations of Adjusted EBITDA. 2

# Accelerating Our Playbook

1. **Fortifies our bespoke digital media and gaming strategy,** creating a **complete one-stop destination**

2. Utilizing **highly engaging content** to drive **efficient and profitable customer acquisition** across all channels

3. Addition of theScore's **fully integrated betting and media platform** into Penn's existing ecosystem will lead to best-in-class **engagement and retention**

4. Brings theScore's **cutting-edge technology in-house**, providing Penn with full ownership of our product roadmap

5. Provides Adj. EBITDA accretion by Year 2 and an incremental **$200mm+ medium term Adj. EBITDA opportunity** with **$500mm+ of incremental long term Adj. EBITDA upside**

3

Innovative digital sports content, gaming and technology company Retail Content Product 4

Deliberate investment strategy places us at the epicenter of sports, media, gaming and technology, providing us with brand equity and multiple channels for future growth eSports Sports Talent & Influencers TechnologyMedia Gaming HospitalityExperiential 5

# theScore Delivers

## High impact and technology driven sports content with seamlessly integrated betting platform

### Technology

- Fully-integrated media / betting solution[1]
- Data driven user analytics
- Experienced engineering team



### Betting

- Online sports betting and iCasino platform
- Highly customized bets and promotions
- Live bet tracker
- Enhanced in-game bets

theScore | BET

### Content

- Authentic brand
- High engagement
- Real-time news and scores
- Social / Community features

**4.7B**
LTM User Sessions[2]



(1) Currently in development with expected rollout in phases, beginning 3Q 2021 in select US states
(2) User Sessions shown LTM as of June 2021. Source: theScore's internal data and platform reports

6

Near-Term and Lasting Financial Impact Near Term Medium TermLong Term Adj. EBITDA Accretive in Year 2, inclusive of increased investments in technology and marketing $400mm+ revenue and $200mm+ incremental Adj. EBITDA opportunity $900mm+ revenue and $500mm+ incremental Adj. EBITDA upside potential Fortify Digital Strategy Greater Share We expect to generate incremental share across North America, particularly in Canada, as we leverage Barstool's powerful activation capabilities and large audience along with theScore's technology and high engagement platform Owning Our Full Technology Solution is Imperative Sizable Cost Savings We expect to realize margin improvement of 500bps or more 7

# Content Integration Drives Engagement

**Seamless, deeply connected sports & content experience monetizes highly engaged user base**


CONTENT
BETTING
Seamless media to betting app integration
Data Driven Content
In App Bet Slip
Live Odds
Bet Tracking
Predictive Analytics
theScore
User Interface
PAM & Wallet
Proprietary FUSE Feature
Customer Service
Sportsbook & Casino
S | BET
Bettors that connect both apps generate 88% more handle(1)

(1) Source: theScore's internal data and platform reports

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Best-in-Class Sports Media Brand (1) Catering to an Engaged and Active User Base North AmericaCanada 359%(2) 1 2 3 4 5 25%(2) YoY Monthly Unique Visitors 21%(2) YoY Total Reach 113 Minutes / User / Month (3) 9284 8477 5147 Source: Comscore; based on average of monthly unique visitors as of May 2021 LTM in North America and Canada YoY growth. Source: Comscore Media Metrix as of June 2021 and June 20209 May 2021 LTM. Source: Comscore Mobile Metrix and MobiLens as of May 2021

# …with Unparalleled Reach and Engagement

**Multi-layered personalized approach to engaging customers, which allows for content optimization and surgical audience targeting**

- ✓ Massive Audience
- ✓ Highly Engaged
- ✓ Attractive Demographics
- ✓ Expanded Content & Community
- ✓ Monetization Opportunities

BARSTOOL SPORTS

**Personality and Event Driven Influencers**



**142 Minutes** per Mobile User per Month(1)

**130M+** Stoolies(2)

**3.1/1.6** Mobile/Web Sessions per User per Day(1)

theScore

**News, Scores and Stats Oriented Product and Technology**

- ✓ Audience segmentation
- ✓ Drives customer retention and conversion



(1) Source: Barstool internal data
(2) Defined as followers across all social media

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Barstool and theScore are positioned to drive users and content to both platforms, creating a comprehensive ecosystem that keeps sports fans within our broader network 123 ✓ Statistics, scores and news ✓ Social and community features ✓ Audience segmentation ✓ Fully-integrated betting app ✓ More personalized bets and promotions ✓ Increased betting opportunities ✓ Early stages of live broadcasting 11

Retail Casinos Media, Content and Product Advertising & Brand Licensing Online Sportsbook & iCasino Merchandise 12

Penn to gain full ownership of an innovative technology stack built specifically for the North American market, which will lead to greater flexibility, increased product offerings and significant cost savings Content / Media iCasino Sportsbook Massive social media reach Scores, stats and news Live sports streaming Fully integrated media/betting In-house content studio to build customized games Owned RGS(1) to quickly launch in-house or 3rd party games In-house front-end and UI/UX Highly rated native apps Seamless cross-sell into iCasino Player Account Management System Highly flexible bonus engine Best-in-class wallet Hyper-targeted messaging Integrated loyalty program Managed Trading Services Proprietary modern platform built for North America Ability to create exclusive bets In-house trading and risk management 13 Remote Gaming Server

# Committed to Growing and Leading in Canada

## Best-in-Class Sports Media in Canada

**theScore Has Over 9x ESPN in Mobile Sports App MAUs [(1)]**



SPORTSNET
theScore
ESPN
TSN

## Penn is Highly Committed to Canada

- ✓ Founded and backed by the Levy family, Canadian entrepreneurs with a long track records of success in Canadian sports media
- ✓ Penn believes the Canadian gaming market represents a compelling revenue growth and talent acquisition opportunity
- ✓ Penn was attracted to theScore, in part, for its ready access to a deep pool of Canadian engineering and technology expertise
- ✓ Penn expects to leverage Toronto's world class technology talent pool to expand theScore's engineering and production workforce based in Ontario as the business scales
- ✓ Penn intends to operate theScore as a standalone business, headquartered in Toronto, that will continue to be led by the Levy family with the same operating philosophy that has driven the company's success to date

theScore

(1) Mobile sports app monthly active users in Canada (May 2021 LTM). Source: Comscore Mobile Metrix and MobiLens

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# Transaction Snapshot

| | |
|---|---|
| **Overview** | • Penn National Gaming, Inc. ("Penn" or "the Company") to acquire Score Media and Gaming Inc. ("theScore") for ~$2.0bn in an acceleration of its digital and content transformation<br>• Consideration to theScore's shareholders of 0.2398 Penn shares and US$17.00 in cash per share, representing US$34.00 per share based on Penn's 5-day VWAP as of July 30, 2021 |
| **Financial Opportunity** | • Provides Adj. EBITDA accretion by Year 2 and an incremental $200mm+ medium term Adj. EBITDA opportunity with $500mm+ of incremental long term Adj. EBITDA upside |
| **Financing** | • Consideration mix of approximately 50% Penn stock and 50% cash<br>• theScore shareholders to own ~7% of pro forma company<br>• Aggregate cash consideration of ~$1.0bn (financed via Penn's existing cash) |
| **Approvals & Timing** | • Transaction has been unanimously approved by Penn's and theScore's Boards of Directors<br>• theScore's shareholders representing ~30% of outstanding voting power have entered into voting agreements in support of the transaction, including the Levy Family and Relay Ventures<br>• Subject to theScore's shareholder approval, required regulatory approvals and other customary closing conditions as set forth in the arrangement agreement<br>• Expected to close in Q1 2022 |

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Medium Term (2026)Long Term Drive Profitability Volumetric Cost Savings(1) ~$90mm Adjusted EBITDA Impact ~$195mm Adjusted EBITDA Impact Future Growth Expand into New Verticals ~$110mm Adjusted EBITDA Impact ~$315mm Adjusted EBITDA Impact 16 (1) Volumetric savings for other fees, including content, payments and other services; includes the elimination of public company costs

The transaction will ultimately improve Penn’s Adjusted EBITDA margins by eliminating third-party player account management and trading platform fees Expected North American Sports Betting & iCasino TAM Impact of 500bps Increase in Adjusted EBITDA Margins $285 million $30 billion Estimated TAM(1) $120 million $195 million 8%13%19% Illustrative Total North American Share Scenarios (2) Internal North American TAM projections based on Wall Street research 17 Barstool Sportsbook share as illustrated in our public investor presentation dated September 29, 2020

Best-in-class content and technology, together with a strengthened Canadian presence, will lead to increased economics $30 billion Estimated TAM(1) $ 300 million $ 105 million $ 900 million $ 315 million $ 1,500 million Revenue Adjusted EBITDA(2) $ 525 million 1%3%5% Incremental North American Share (3) Internal North American TAM projections based on Wall Street research Assumes 35% Adjusted EBITDA margin flow through from increased share and revenue 18 Illustrative incremental share above Barstool Sportsbook share as illustrated in our public investor presentation dated September 29, 2020

We believe our strategy is powerful and differentiated and will create value for all of Penn’s stakeholders One Few Some Many Fully-Integrated Sports Content, Gaming and Media Company Co-Branded Media Platforms National Media Partners North American Online Gaming Operators 19

Creating North America’s Leading Digital Sports Content, Gaming and rTechnology Company Leading Gaming and Media Brands Highly Engaging Content and Community In-House Technology High-Growth North American Markets Enhanced Profitability